EXHIBIT 10.2


                             POKER LICENSE AGREEMENT

ENTERED INTO THIS 31ST DAY OF MARCH, 2003

BETWEEN

          POKERSOFT CORPORATION A.V.V. ('LICENSOR')
          -----------------------------
          A BODY CORPORATE WITH OFFICES IN CURACAO. NVV.

AND

          SKILL POKER.COM INC. ("LICENSEE")
          ---------------------
          A BODY CORPORATE WITH OFFICES AT
          #630-1188 WEST GEORGIA STREET,
          VANCOUVER. CANADA.

AND

          POKER.COM INC. ("POKER.COM")
          A BODY CORPORATE WITH OFFICES AT
          #630-1188 WEST GEORGIA STREET,
          VANCOUVER. CANADA.

WHEREAS

     -    Licensor  has  developed  a  proprietary  poker  software  program;

     - Licensor is in the business of selling on-line gaming software licenses and wishes to license the Poker Software Program; and

     - Licensee is desirous of purchasing a poker license to operate an internet poker card room (which can also be used for Skill-Poker) and gaming site.


     NOW THEREFORE in consideration of the mutual promises, covenants and obligations contained herein, and for valuable consideration, receipt of which is hereby acknowledged, the Licensor hereby agrees to provide to Licensee a License to operate a poker card room on a non-exclusive basis on the terms and conditions outlined in this Agreement;

1.   DEFINITIONS
     -----------

     AFFILIATION    Shall  mean  a  gateway link from a third party web-masters web-site  to  licensees  Poker  web  site  via the Internet.

     AGREEMENT      Shall  mean  this  Poker  License  Agreement.

     CARD  ROOM     Shall mean the poker card room to be operated by the
                    Licensee  using  the  URL  referred  to  in  Schedule  'B'.

     CREDIT  CARD
     PROCESSOR      Shall mean a company that processes credit card
                    transactions.

     CURRENCY Unless otherwise indicated, all dollar amounts are expressed in United States Dollars.

     END  USER      Shall mean  an individual the Licensee permits to access and utilize, but not to further distribute, the software.

     GROSS
     REVENUE
     LICENSE Shall mean the limited right to use the software program provided to the Licensee by the Licensor.

     LINK           Shall  have  the  same  meaning  as  an  Affiliation.

     HARDWARE Shall mean all the necessary computers, servers, routers, cabling, monitors, hard-drives, back-up systems and other equipment as determined by the Licensor in its absolute discretion that may be required to properly store, distribute and run the Software.

     RAKE

     ROYALTY  FEE   Shall  mean  the  fees  payable  to  Licensor  by Licensee pursuant  to  Schedule  "E".


     SOFTWARE Shall mean the object code version of the computer software program provided to Licensee by Licensor.


2    THE SOFTWARE
     ------------

     The Licensor hereby agrees to provide to Licensee a License to use Licensors Software in order to operate a poker card room on a non-exclusive basis as follows:

          (a)  THE LICENSE

               Licensor hereby grants to the Licensee a License to use the Licensors proprietary software program, subject to the provisions of sub-paragraph 2(c) below (the "License") for use of the Licensors current version of its web based management system and downloadable client software and server software which interfaces with a Credit Card Processing System. The Licensor shall have the right at any time, at their discretion, to make changes and upgrades, wholly or partially.

          (b)  HARDWARE

               (i) The Software to be provided by the Licensor shall load and operate on a minimum computer hardware equipment configuration as listed below which shall be purchased by the Licensee.

GAME SERVER:
------------  ------------------------------------------------------------------
ITEM          SPECIFICATIONS
------------  ------------------------------------------------------------------
Processors    Dual (2) 1.4GHz Intel based processors
Memory        2Gig of RAM
              10Gig of disc space on each drive (minimum 3 hot swap hard
Hard drive    drives)
Network Card  100 Mbps
------------  ------------------------------------------------------------------

ORACLE DATABASE SERVER:
------------  ------------------------------------------------------------------
ITEM          SPECIFICATIONS
------------  ------------------------------------------------------------------
Processors    Dual (2) 1.4GHz Intel based processors
Memory        2Gig of RAM
              18Gig of disc space on each drive (minimum 8 hot swap hard
Hard drive    drives)
Network Card  100 Mbps
------------  ------------------------------------------------------------------

ORACLE BACKUP SERVER:
------------  ------------------------------------------------------------------
ITEM          SPECIFICATIONS
------------  ------------------------------------------------------------------
Processors    Dual (2) 1.4GHz Intel based processors
Memory        2Gig of RAM
              10Gig of disc space on each drive (minimum 3 hot swap hard
Hard drive    drives)
Network Card  100 Mbps
------------  ------------------------------------------------------------------

MANAGEMENT SYSTEM SERVER:
------------  ------------------------------------------------------------------
ITEM          SPECIFICATIONS
------------  ------------------------------------------------------------------
Processors    1000MHz Intel based processor
Memory        512Gig of RAM
Hard drive    10Gig of disc space on each drive (min 2 hot swap hard drives)
Network Card  100 Mbps
Use           Player Services (Java/Tomcat)
------------  ------------------------------------------------------------------

WEB/PLAYER SERVICES SERVER:
------------  ------------------------------------------------------------------
ITEM          SPECIFICATIONS
------------  ------------------------------------------------------------------
Processors    1000MHz Intel based processor
Memory        512MB of RAM
Hard drive    10Gig of disc space on each drive (min 2 hot swap hard drives)
Network Card  100 Mbps
              Player Services (Java/Tomcat), Websites (several -
Use           apache/php/mySQL)
------------  ------------------------------------------------------------------

SUGGESTED OPTIONAL HARDWARE
---------------------------
This hardware is not required by the poker software but is recommended.

FIREWALL SERVER:
------------  ------------------------------------------------------------------
ITEM          SPECIFICATIONS
------------  ------------------------------------------------------------------
Processors    1000MHz Intel based processor
Memory        512MB of RAM
              5Gig of disc space on each drive (minimum 2 hot swap hard
Hard drive    drives)
Network Card  100 Mbps
Software      Iptables
------------  ------------------------------------------------------------------

DNS SERVER (FIREWALL BACKUP, SYSTEM MONITORING):
------------  ------------------------------------------------------------------
ITEM          SPECIFICATIONS
------------  ------------------------------------------------------------------
Processors    1000MHz Intel based processor
Memory        512MB of RAM
              5Gig of disc space on each drive (minimum 2 hot swap hard
Hard drive    drives)
Network Card  100 Mbps
Software      BIND 9

ADDITIONAL HARDWARE:
------------  ------------------------------------------------------------------
Master Power
Switch        Remotely administrated
Network
witch         With VLAN capabilities
------------  ------------------------------------------------------------------

RECOMMENDED HARDWARE
-------------  --------------  -------------------------------------------  --------
Item           Use             Description                                  Quantity
-------------  --------------  -------------------------------------------  --------
SERVERS
-------------  --------------  -------------------------------------------  --------
               ADMIN SERVER    Compaq ProLiant DL360 G2 Intel(R)
               and             Pentium(R) III Processor
               WEB/PLAYER      1.40GHz/133 Rack Model (256MB)
               SERVICES        - Intel(R) Pentium(R) III processor
               SERVER could      1.40GHz
               each use one    - 256MB Total SDRAM 133MHz
               of these          (2x128MB) included
               servers         - Two 1" Wide Ultra3 SCSI Hot Plug Drive
                                 Bays
                               - Integrated Smart Array 5i Controller
                               - 18.2 GB Pluggable Ultra3 SCSI 10,000
                                 rpm Universal Hard Drive
                               - High Speed IDE Low Profile CD-ROM -
                                 Included
                               - (2) NC7780 Gigabit Server NICs
                                 embedded
                               - SmartStart & Insight Manager
                               - Standard Quick Deployment Rails
                               - 3-Year Limited Warranty                           2
               Memory          256MB Total SDRAM 133MHz                            2
               Memory          512MB Total SDRAM 133MHz                            2
               Disks           18GB Ultra3 SCSI Hard Drive (10,000
                               rpm)                                                2
-------------  --------------  -------------------------------------------  --------
               GAME SERVER     ProLiant DL380 G3 Intel(R) Xeon(TM)
               and the         Processor 2.80GHz - Rack Model
               ORACLE          -  Intel(R) Xeon(TM) Processor
               BACKUP             2.80GHz/512KB
               SERVER could    -  512MB Base Memory (2x256MB) -
               each be one of     included
               these servers.  -  Integrated Smart Array 5i Plus
                                  Controller
                               -  Hot Plug Drive Cage-Ultra3 (5 x 1" and
                                  1 x 1.6")
                               -  18.2 GB Pluggable Ultra3 SCSI 10,000
                                  rpm Universal Hard Drive
                               -  Two (2) Compaq NC7781 PCI-X Gigabit
                                  NICs (embedded) PCI 10/100 WOL
                               -  Sliding Rails and Cable Management
                                  Arm
                               -  SmartStart & Insight Manager 7
                               -  3-Year Limited Warranty                          2
               Memory          512MB Total SDRAM 133MHz                            6
               Disks           18GB Ultra3 SCSI Hard Drive (10,000
                               rpm)                                                2
               Disks           36GB Ultra3 SCSI Hard Drive (10,000
                               rpm)                                                3
               Processor       Intel(R) Xeon(TM) Processor                         1
                               2.80GHz/512KB


                                        5

Item           Use             Description                                  Quantity
-------------  --------------  -------------------------------------------  --------
               ORACLE SERVER   Compaq ProLiant ML530 G2 Intel(R)
                               Xeon(TM) 2.80 GHz/512KB Processor
                               (with 400 MHz system bus) 2P Model -
                               Tower (Rack mountable ?)
                               -  Two (2) Intel(R) Xeon(TM) Processors
                                  2.80GHz
                               -  1GB Base Memory (2x512) - included
                               -  Integrated Dual Wide-Ultra3 SCSI
                                  Adapter
                               -  (2) Standard 6 x 1" Drive Cages (Holds
                                  up to 12 x 1" Hard Drives)
                               -  18.2 GB Pluggable Ultra3 SCSI 10,000
                                  rpm Universal Hard Drive
                               -  Embedded Compaq NC3163 Fast
                                  Ethernet NIC PCI 10/100 with WOL
                                  (Wake On LAN)
                               -  Two (2) Redundant 600W Hot
                                  Pluggable Power Supplies
                               -  Redundant Hot-Plug Fans - Included
                               -  SmartStart & Insight Manager
                               -  3-Year Limited Warranty                          1
               Memory          512 Base Memory                                     4
               Disks           18.2 GB Pluggable Ultra3 SCSI 10,000
                               rpm Universal Hard Drive                            8

-------------  --------------  -------------------------------------------  --------
               FIREWALL        Compaq ProLiant DL320 Intel(R)
               DNS SERVER      Pentium(R) III Processor 1.266GHz/133
                               Rack Model (128MB) 18.2GB SCSI with
                               CD/Floppy
                               -  Intel(R) Pentium(R) III Processor
                                  1.266GHz
                               -  128MB Total SDRAM 133MHz (1x128)
                               -  Included
                               -  Integrated Single Channel Wide-Ultra2
                                  Controller - Included
                               -  Two 3.5" x 1" SCSI Non-Hot Plug Drive
                                  Bays
                               -  18.2GB Ultra3 SCSI 10,000 rpm Hard
                                  Drive
                               -  CD-ROM/Diskette Assembly
                               -  (2) NC3163 PCI 10/100 WOL -
                                  Embedded
                               -  Standard Quick Deployment Rails
                               -  SmartStart & Insight Manager                     2


                                        6

Item           Use             Description                                  Quantity
-------------  --------------  -------------------------------------------  --------
                               -  3 years parts, 1 year labor, 1 year on-
                                  site warranty
               Memory          256MB Total SDRAM 133MHz                            2
               Memory          512MB Total SDRAM 133MHz                            1
               Disks           18GB Ultra3 SCSI Hard Drive (10,000                 2
                               rpm)

MASTER SWITCH                  AP9211                                              1
                               CISCO CATALYST 2950 12PORT NMS
SWITCH                         ACCS10/100 SWITCH                                   1

     (ii) Licensor shall retain the right to make changes to the above configuration as necessary, at its sole discretion .

          (c)  USAGE

               (i) The Licensor hereby grants to the Licensee, on a non-exclusive basis, the right to use a copy of the Software utilizing a URL in a legal jurisdiction for its web site.

               (ii) The  Licensee  shall  not  copy or distribute or cause to be copied or distributed the Software for any purpose except as provided herein, without the written consent of the Licensor.

              (iii) The  Licensor  will provide the Licensee with an affiliation program that will enable Licensee to link third party web sites to their Poker card room. The program will provide the Affiliates with the ability to check stats and track their players accounts

               (iv) The  Licensee  shall  not (and shall not authorize or permit any third party), to reverse engineer, de-compile or disassemble the Software or attempt to do so. If the Licensee becomes aware of the source code of the Software, it shall not make use of or disclose same to any party.

               (v) The Licensor shall have the right at any time, at their discretion, to make changes and upgrades to the software program, wholly or partially. However, the Licensee shall have the right to refuse to accept the software changes for their Card Room.

          (d) TRANSACTION PROCESSING SYSTEMS. Licensor shall install a transaction processing system that will allow Licensee's customers to deposit funds via the Internet through the use of credit cards accepted by the Credit Card Processor. Alternative methods of payment, such as wire transfers, money orders, Western Union, Netteller, and Firepay may also be available but Licensee shall have no ownership right to the processing system.

          (e) SOFTWARE OWNERSHIP. Except for the License rights granted to the Licensee in terms hereof, the Licensor retains all right, title and interest, including the Intellectual property rights, in and to the Software provided to the Licensee but not including the Skilled-Poker software as developed by Licensor for the Licensee subject to the conditions set out in clause14 of this agreement.

          (f) NON-EXCLUSIVE AGREEMENT. Licensee acknowledges that this is a non-exclusive agreement and that Licensor will sell Poker licenses to as many other parties as are willing to enter into a licensing agreement with Licensor but does not include Skill Poker subject to the conditions set out in clause 14 of this agreement.

3    DELIVERY AND INSTALLATION
     -------------------------

          (a) DELIVERY SCHEDULE. The Licensor shall deliver or cause to be delivered the Licensor's current Client Server programs within 45 days from the date the graphics have been completed.

          (b) SITE PREPARATION AND INSTALLATION. The Licensor shall load and certify the installation of the Software on servers provided by the Licensee within 15 days from the delivery of the client server. The Licensee shall reimburse the Licensor for any out-of-pocket expenses expended at the request of the Licensee.

4    CONDITIONS  OF  LICENSE
     -----------------------

          (a) OWNERSHIP OF SOFTWARE. All right, title and interest in and to the Poker software (except for Skill-Poker subject to clause 14 of this Agreement), and any copies thereof and all documentation, source code and logic, which describes and/or composes such software remains the sole and exclusive property of Licensor or its agents, as the case may be, pursuant to the terms of Licensor's agreement with its software supplier.

          (b) FORCE MAJEUR. Except as otherwise specifically provided herein, neither Licensor nor Licensee and/or their agents shall be responsible for failure of performance due to causes beyond their control, including without limitation, work stoppages, internet connection going down, software hacking that shuts down Licensees site, fires, civil unrest, riots, rebellion, acts of God and similar occurrences.

          (c) POKER CARD ROOM FORMAT. The Poker card room format may be changed by Licensee with Licensors written approval at Licensee's sole cost.

          (d) ACCESS TO SOURCE CODE. The Licensor shall control possession of the Source Code and regulate distribution thereof but shall provide Licensee with limited access. Licensee shall be prohibited from any re-distribution of the Source Code.

5    TERM
     ----

     TERM. This Agreement shall commence and be deemed effective on the date when fully executed (the "Effective Date"). This Agreement shall remain in effect for a period of 5 years (the "Term) from the Effective Date and may be renewed at the option of the Licensee for a further period of 5 years. There will be no further Initial Fees due or payable for the privilege of extending the term. The Royalty fees shall continue into the new term.


6    PAYMENTS  AND  FEES
     -------------------

     (a) LICENSING FEE. Licensee and/or Poker.com shall pay Licensor a one time, non-refundable fully earned fee equal to the consideration specified in Schedule "C" hereto as the "Initial Fee" in consideration of Licensor's consent to Licensee to use the Licensors Software Program. The Licensor shall complete a Schedule G hereto to the satisfaction of the Licensee.

     (b) ROYALTY FEES. Licensee shall pay to Licensor a continuing monthly Royalty fee (which includes technical support costs) as set out in Schedule "E". Royalty fees are payable to Licensor as a percentage of Gross Revenue from Skill Poker Tournaments and Rake from regular Poker and Tournament games. Royalty payments shall be made within 30 days after the end of each month. In the event the Licensee is at any time in default of payment of the Royalty fees for more than 15 days, Licensor may immediately cancel this agreement without further notice unless Licensor in writing gives the Licensee an extension. In the event a default occurs more than 2 times in any quarter, the Licensor shall have the right to cancel this agreement without further notice.

     (c) PAYMENTS AFTER TERMINATION. Upon termination of this Agreement for any reason other than the default of the Licensor, the Licensor shall be entitled to immediate payments and partial payments that occurred prior to the date of termination and for which the Transferor has not yet been paid.

     (d) GOVERNMENT LICENSING FEES. Licensee will be responsible for any government licensing fees.


7    TERMINATION
     -----------

     (a) FAILURE TO PAY FEES. Licensor may terminate this Agreement at any time upon 10 days written notice if Licensee is more than 15 days in arrears in paying any monthly fees due or owing to Licensor after same becomes due and owing under the terms of this agreement.

     (b) TERMINATION FOR BREACH. Licensee may terminate this Agreement at any time upon 10 days notice if Licensor is materially in breach of this Agreement for a period of more than 15 days. Licensor shall be allowed to cure the breach during the notice period, thus pre-empting Licensee's ability to terminate the Agreement in accordance with this section.

     (c) ACTS OF INSOLVENCY. The Licensor may terminate this Agreement by written notice to the Licensee if the Licensee becomes insolvent, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, or is wound up or liquidated, voluntarily or otherwise. If Licensor becomes insolvent, is placed in receivership, or in Bankruptcy, this Agreement will terminate and all software shall be returned to the Licensor.

     (d) CUSTOMER INFORMATION. Upon termination of this Agreement, all Customer Information shall remain the sole and exclusive property of Licensee.

     (e) RETURN OF SOFTWARE. Should this Agreement be terminated by Licensor on account of Licensee's default pursuant to this Agreement, the Licensor may repossess any and all Services by directing Licensee in writing to deliver all records, notes, data and memoranda of any nature, that are in their possession or under their control, and return the Software Source Code and any other Software programs, that Licensor provided Licensee, within fifteen (15) days to the Licensor and at Licensee's expense to the nearest convenient location of the Licensor. Should Licensee terminate this Agreement the same terms and conditions as above apply for return of Software.

     (f) FORCE MAJEUR EVENT. In the event that either party is unable to perform any of its obligations under this Agreement, or to enjoy any of its benefits because of natural disasters, or communications line failure not the fault of the affected party (hereinafter referred to as a "Force Majeure Event"), the party who has been so affected shall immediately give notice to the other party and shall do everything possible to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended. If the period of nonperformance exceeds fifteen (15) days from the receipt of notice of the Force Majeure event, the party whose ability to perform has not been affected may, by giving written notice, terminate this Agreement.

     (g) ILLEGAL ACTS. Licensee undertakes not to perform any illegal actions or transactions on Licensees Poker card room web site. Any adult content and/or proof of money laundering will be regarded as illegal acts for purposes of this agreement. Upon written Notice from the Licensor that Licensee is committing an illegal act, Licensee shall immediately take action to terminate the illegal act. If not cured within 5 days, Licensor may, at its sole option, terminate this agreement without further notice. In the event the Licensee and/or their Officers and/or Directors are convicted for any felony (other than for operating a Poker card room), Licensor shall have the right to terminate this agreement without notice.


8    INDEMNIFICATION
     ---------------

     (a) LIMITATION ON INDEMNIFICATION. Except as otherwise provided herein, Licensee acknowledges and agrees that neither Licensor nor its agents, nor any of their respective members, shareholders, directors, officers, employees or representatives (collectively the "Licensor Parties") will be liable to the Licensee or any of the Licensee's customers for any special, indirect, consequential, punitive or exemplary damages, or damages for lost profits or savings, in connection with this Agreement, its performance or breach. If despite the foregoing limitations, any of the Licensor parties should become liable to Licensee or any other person (a "Claimant"), the maximum aggregate liability of the Licensor Parties shall be limited to the lesser of the actual amount of loss or damage suffered by Claimant or the sum of Licensee's fees payable by the Licensee to Licensor for the 3 months prior to the loss.

     (b) ACTIVITIES OF LICENSEE. Licensee shall indemnify, defend and hold harmless, Licensor and its agents and all Licensor Parties (the "Indemnified Parties") from and against all damages, losses, costs and expenses (including actual legal fees and costs), fines and liabilities incurred by or awarded against any of the Indemnified Parties in connection with Licensee's activities under this Agreement, including, without limitation, claims brought by a person using or relying on any advice given or publication produced and distributed by Licensee or by any Government Agency.

     (c) DISRUPTIONS. Licensee acknowledges that from time to time, as a result of hardware failure, software failure, hurricanes, natural disasters, supplier failures, or acts of God, the services provided under this Agreement may be temporarily disrupted. Licensee acknowledges and agrees that neither Licensor, its agents nor any Licensor employees will be liable to Licensee or any of Licensee's customers for any special, indirect, consequential, punitive or exemplary damages, or damages for loss of profits or savings, in connection with these temporary disruptions.

     (d) GOVERNMENT ISSUES. Licensor shall not be held liable for any damages of any kind which may result from any government legislation or policy which may affect or terminate this License or result in the Poker Card Room being shut down.

9   CONFIDENTIALITY
    ---------------

     Licensee shall not disclose the Confidential Information of Licensor to any third party without the prior written consent of Licensor, nor shall Licensee disclose the terms or contents of this Agreement to any third party who is not bound to maintain the confidentiality between the parties except where disclosure is required by SEC rules and regulations.

10   GOVERNMENT  APPROVALS
     ---------------------

     The Licensee warrants and represents that it has or will have obtained prior to commencing any activities pursuant to this Agreement, all required government approvals and permits as of the date of this Agreement in order to use and/or operate the Software as provided herein and will ensure that Licensee holds all required government approvals and permits in order to use the Software in their Business, (including Internet gaming licenses), and that they will maintain such approvals and permits throughout the term of this Agreement.

11   OBLIGATIONS  OF  LICENSOR
     -------------------------

     (a) TO PROVIDE THE RESOURCES. Licensor shall provide the resources (excluding the URL and Web Page Design) to enable Licensee to create their own Poker Card room.

     (b) TECHNICAL SUPPORT. Licensor shall provide Licensee with technical support . Any emergency will be dealt with 24/7.

     (c) REPAIRS. Licensor shall make all reasonable efforts to repair and correct (in an expedient manner) any problems that may arise from time to time which would cause Licensee to be unable to perform its obligations under this Agreement. Licensor shall be contactable 24/7 to take urgent problem calls from the Licensee. The parties agree that the calls must be of an urgent nature which would cover the following instances:

          a)   The  software  has  crashed
          b) The software is not operating in a manner that would allow players to play the game in a normal manner

     (d) SKILL POKER SOFTWARE: Licensor has agreed to develop for Licensee, if so requested, the software necessary for Licensee to operate a Skill Poker game utilizing the criteria laid out in the Skill Poker Inventions which Licensee has acquired from Blue Diamond International Capital Inc. and more fully described in Patent Application #60/393,736.


12   OBLIGATION  OF  LICENSEE
     ------------------------

     (a) CUSTOMER/TECHNICAL SUPPORT. Licensee will provide their customers with technical support on a 24 hour 7 days a week basis. Licensor will provide software Technical support to Licensee.

     (b) OVERALL GRAPHICS. Graphics for the Poker Cardroom shall be determined by and implemented at the expense of Licensee.

     (c) PAYMENT OF FEES. Licensee hereby undertakes to pay Licensor all fees and royalties as due in terms of this agreement in a timely manner.

     (d) PAYMENT FOR DEVELOPMENT OF SKILL POKER SOFTWARE. Licensee will pay Licensor the costs of development of the Skill Poker software as referred to in clause 11(c) above.

13   OPERATION  OF  SOFTWARE
     -----------------------

     (a)  URL'S.  Licensee  may  operate  their  Poker  website only as a single
          Domain  only  with  the  name  specified  in  Schedule  "B".

     (b) WARRANTY. Licensor warrants that the Random Number Generator used by the software for purposes of shuffling cards are generated in an unbiased manner.


14   INTELLECTUAL  PROPERTY
     ----------------------

     Except as otherwise provided for herein, the following provisions shall apply with respect to copyrightable works, ideas, discoveries, inventions, applications for patents, and patents (collectively, "Intellectual Property"):

     (a)  LICENSEE'S INTELLECTUAL PROPERTY

          The Licensee shall not hold any interest in any Intellectual Property except for

          (i) Copyrights of the website for Graphic or Graphic Design created by or for the Licensee; and,

          (ii) The Skill Poker Software developed by Licensor for Licensee which may not be copied by Licensor or licensed by Licensor to any third party unless and until the patent described in Patent Application #60/393,736 has been abandoned or refused.

     (b)  DEVELOPMENT OF INTELLECTUAL PROPERTY

          Any items of Intellectual Property discovered or developed by the Licensor (or the Licensor's employees) for the benefit of the Licensee during the term of this Agreement, relating to Skill Poker, shall automatically become the property of the Licensee but may be copied by Licensor for re-sale any time after the patent referred to in Patent Application #60/393,736 has been abandoned or refused.

15   ACCOUNTING
     ----------

     (a) RECORDS. Licensee shall track and maintain statistical records of all web site activity, transactions and wagers placed in the poker card room by Licensees customers which information will, at all times be available to Licensor. Licensee will be provided with a confidential access code to enable Licensee to access the report generator. Licensee will provide to Licensor a copy of the confidential access code to enable Licensor to also access report generators. Licensee shall provide to Licensor at the end of each month a copy of the daily deposit amount and the daily rake. Licensee acknowledges that Licensor has access to the Poker data base but not to the players data base .

     (b) ACCOUNTING REPORTS. Licensee shall provide weekly accounting reports, as required and/or as requested by Licensor.

     (c) ARCHIVE PERIOD. Licensee shall archive and maintain the accounting information for a period of 1 year.

16   CUSTOMER  DATA
     --------------

     DATABASE. Licensee shall maintain a database containing the Customer Information. Licensee will provide Licensor with statistics on total deposits, average player deposits , number of new players and number of sign-ups or other information that Licensor may require to maintain records and calculate Royalty fees.


17   THE  GAMES
     ----------

     Licensor and its agents shall determine the rake and betting limits (excluding Tournaments) for the Poker tables from time to time in their sole discretion which shall be competitive in relation to other poker card room operators. The current rakes are set out in Schedule "F". Further, Licensor shall provide various Poker games as described in Schedule "A".
     Licensor will endeavor to provide new and exciting Poker games on a continuous basis.

18   REGULATORY  ISSUES
     ------------------

     Licensee shall be solely responsible for determining the jurisdiction in which it chooses to accept and/or to receive wagers. Licensee will not take money wagers from the citizens of jurisdictions specified by Licensor.

19   WEB  SITE
     ---------

     Licensee shall construct and maintain the entire website where the Software is to be made available to Licensee's customers. The single Uniform Resource Locator ("URL") must be provided by Licensee to market their Poker Card Room.

20   RELATIONSHIP OF PARTIES
     -----------------------

     Except as specifically provided herein, nothing contained in the Agreement shall be construed to constitute either party as a partner, employee, or agent of the other, nor shall either party have any authority to bind the other in any respect, it being intended that each shall remain an independent contractor responsible for its own actions.

     Furthermore, it is understood and agreed between the parties that for a period of two years from the effective date, the Licensee shall not employ, hire or contract with or in any manner have any of the Licensors employees (including consultants actively working for the Licensor) work either directly or indirectly for the Licensee or their associates or agents, without the written approval of the Licensor, which may be refused without reason.

21   REPRESENTATION  OF  UNDERSTANDING
     ---------------------------------

     All parties and signatories to this Agreement acknowledge and agree that the terms of this Agreement are contractual and not mere recital, and all parties and signatories represent and warrant that they have carefully read this Agreement, have fully reviewed its provisions with their attorney, know and understand its contents and sign the same at their own free will. It is understood and agreed by all parties and signatories to this Agreement that execution of this Agreement may affect their rights and liabilities to a substantial degree and with the full understanding of that fact, they represent that the covenants provided for in this Agreement are in their respective best interests.

22   CONSEQUENTIAL  DAMAGES
      ---------------------

     In no event shall either party be liable for consequential damages caused by the other party unless there is negligence by either party.


23   CONFIDENTIAL  AND  PROPRIETARY  INFORMATION
     -------------------------------------------

     Both parties recognize that they have and/or shall have copyrights, patents, products, costs, business affairs, trade secrets, technical information, product design information, and other proprietary information (collectively, "Information") which are valuable, special, and unique assets.

     (a)  LICENSEE'S BUSINESS INFORMATION

          The Licensor agrees that the Licensor shall not knowingly distribute, either orally or written, any Information of the Licensee, including specific operational statistics or results, to a third party without the prior written approval of the Licensee.

     (b)  LICENSOR'S INTELLECTUAL PROPERTY
          The Licensee agrees that the Software provided by the Licensor to the Licensee is the sole property of the Licensor regardless of any payments, fees or other considerations made to the Licensor by the Licensee.

     (c)  UNAUTHORIZED DISCLOSURE OF INFORMATION

          If it appears that either party has disclosed (or has threatened to disclose) Information in violation of this Agreement, the other party shall be entitled to an injunction to restrain the other party from disclosing, in whole or in part, such information, or from providing any services to any party to whom such information has been disclosed or may be disclosed pending resolution for any arbitration filed to resolve a dispute as it relates to this Agreement. Neither party shall be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.

     (d)  CONFIDENTIALITY AFTER TERMINATION OF AGREEMENT

          The confidentiality provisions of this Agreement shall remain in full force and effect after the termination of this Agreement. A violation of sub-paragraphs 24(a) or 24(b) above shall be a material violation of this Agreement.

25   ENTIRE  AGREEMENT
     -----------------

     This Agreement and the Schedules hereto constitute the entire Agreement between the parties and signatories and all prior and contemporaneous conversations, negotiations, possible and alleged agreements, and representations, covenants, and warranties, express or implied, oral or written, with respect to the subject matter hereof, are waived, merged herein and superseded hereby. There are no other agreements, representations, covenants or warranties not set forth herein, the terms of this Agreement may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend and agree that this Agreement constitutes the complete and exclusive statement of its terms and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Agreement. No part of this Agreement may be amended or modified in any way unless such amendment or modification is expressed in a writing signed by all parties to this Agreement.

26   FAXED  COPY
     -----------

     When all of the parties and signatories have executed this agreement it shall become effective. A faxed copy of this signed agreement will be binding upon the parties hereto.

27   GOVERNING  LAW  AND  JURISDICTIONAL  CONSENT
     --------------------------------------------

     This Agreement, including all mattes of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Washington, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regarding to its conflict of law rules. The parties hereto agree that the exclusive jurisdiction and venue for any action brought between the parties under this Agreement shall be the state and federal courts sitting in Seattle, Washington, and each of the parties hereby agrees and submits itself to the jurisdiction and venue of such courts for such purpose.

28   NOTICES
     -------

     All notices or other documents under this Agreement shall be by email and in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the party being noticed at its last known address.

29   NON-WAIVER
     ----------

     The failure of any party to insist upon the prompt and punctual performance of any term or condition in this Agreement, or the failure of any party to exercise any right or remedy under the terms of this Agreement on any one or more occasions shall not constitute a waiver of that or any other term, condition, right, or remedy on that or any subsequent occasion, unless otherwise expressly provided for herein.

30   HEADINGS
     --------

     Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

31   BINDING  EFFECT
     ---------------

     The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, partnership, or corporation, other that the parties, their successors and assigns, any benefits, or rights under or by reason of this Agreement, except to the extent of any contrary provision herein contained.

32   AUTHORITY
     ---------

     The parties hereto represent and warrant that they possess the full and complete authority to covenant and agree as provided in this Agreement and, if applicable, to release other parties and signatories as provided herein. If any part thereto is a corporation, the signatory for any such corporation represents and warrants that they possess the authority and have been authorized by the corporation to enter into this Agreement.


33   ATTORNEY'S  FEES
     ----------------

     Should it be necessary to institute any action to enforce the terms of this Agreement, the parties hereby agree that the prevailing party in any such action shall be entitled to recover its reasonable attorneys' fees, which shall include all costs of litigation, including, but not limited to court costs, filing fees, and expert witness fees but shall not include any traveling expenses. Further, the attorney fees and costs include the costs for any appeals. This paragraph shall remain separate from any judgment entered to enforce its terms and shall entitle the prevailing party to attorneys fees and costs incurred in connection with post judgment collection and enforcement efforts.

34   SEVERABILITY
     ------------

     If any provision of this Agreement is held by an arbitrator to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall be unaffected by such holding. If the invalidation of any such provision materially alters the agreement of the parties, then the parties shall immediately adopt new provisions to replace those, which were declared invalid.

35   SCHEDULES  INCORPORATED  BY  REFERENCE
     --------------------------------------

     All schedules referred to herein are incorporated by reference and are so incorporated for all purposes.

35   ASSIGNMENT  OF  THIS  AGREEMENT
     -------------------------------

     This License agreement may not be sold assigned, pledged, encumbered, or transferred by the Licensee without the written consent of Licensor, not to be unreasonably withheld.

36   NOTICE  BY  EMAIL     Licensor and Licensee may give Notice to each other
     -----------------
     by email which will be binding upon the parties hereto provided a copy of the email is faxed or sent by mail to the other party within 3 days thereafter.


______________________________________________
POKERSOFT  CORPORATION  A.V.V.  -  LICENSOR



______________________________________________
SKILL POKER.COM INC.     -     LICENSEE



______________________________________________
POKER.COM INC. -     POKER.COM


                                  SCHEDULE "A"
                                  ------------


THE CURRENT GAMES being provided by the Licensor to the Licensee are as follows:

     Texas Holdem Poker, single table tournaments and other games of Poker.


--------------------------------------------------------------------------------

                                  SCHEDULE "B"
                                  ------------


LICENSEE'S URL to be used as the domain name for the gateway page is     'SKILL
POKER.COM'


--------------------------------------------------------------------------------


                              SCHEDULE "C"
                              ------------


The Initial Fee shall hall be the sum of   $30,000  payable on signing hereof
and, subject to the availability of exemption from registration and from prospectus, 3,000,000 shares of the capital stock of Poker.com Inc.


--------------------------------------------------------------------------------


                                  SCHEDULE "D"
                                  ------------

LOCATION OF SERVERS
-------------------

Licensee shall maintain the computer servers in Vancouver, Canada or any other jurisdiction of its choice.


--------------------------------------------------------------------------------


                                  SCHEDULE "E"
                                  ------------

THE ROYALTY FEE (WHICH INCLUDES TECHNICAL SUPPORT):

          [The remainder of this page has been intentionally left blank]